Exhibit 10.2
SECOND AMENDMENT AND MODIFICATION AGREEMENT
THIS SECOND AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this “Second Amendment”) is made this 19th day of April, 2010, by and among
INSURANCE SERVICES OFFICE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as the “Borrower”),
AND
ISO CLAIMS SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 250 Berryhill Road, Columbia, South Carolina 29210 (hereinafter referred to as “ISO Claims Services”),
AND
ISO INVESTMENT HOLDINGS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 300 Delaware Avenue, Suite 537, Wilmington, Delaware 19801 (hereinafter referred to as “ISO Investment Holdings”),
AND
AIR WORLDWIDE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 131 Dartmouth Street, Boston, Massachusetts 02116-5134 (hereinafter referred to as “AIR Worldwide”),
AND
ISO SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “ISO Services”),
AND
XACTWARE SOLUTIONS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 1426 East 750 North, Orem, Utah 84097 (hereinafter referred to as “Xactware”),
AND
VERISK HEALTH, INC., a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts having its principal office located at 99 Summer Street, Suite 520, Boston, Massachusetts 02110 (hereinafter referred to as “Verisk”),
AND
INTERTHINX, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of California having its principal office located at 30005 Ladyface Circle, Agoura Hills, California 91301 (hereinafter referred to as “Interthinx”),
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AND
D2HAWKEYE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 130 Turner Street, 7th Floor, Waltham, Massachusetts 02453 (hereinafter referred to as “D2Hawkeye”),
AND
VERISK ANALYTICS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “Verisk Analytics” and hereinafter ISO Claims Services, ISO Investment Holdings, AIR Worldwide, ISO Services, Xactware, Verisk, Interthinx, D2Hawkeye, and Verisk Analytics shall be collectively referred to as the “Guarantors”),
AND
BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as a Lender, the letter of credit issuer and the swing line lender (hereinafter referred to as “Bank of America”),
AND
THOSE OTHER LENDERS SIGNATORY HERETO (hereinafter said lenders, together with Bank of America in its capacity as swing line lender, as the context requires, shall be sometimes individually referred to as a “Lender” and collectively referred to as the “Lenders”),
AND
BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as administrative agent for the Lenders (hereinafter referred to as the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Credit Agreement dated as of July 2, 2009, executed by and among the Borrower, as borrower, Bank of America, as a Lender, JPMorgan Chase Bank, N.A. (hereinafter referred to as “JPMorgan Chase”), as a Lender, Morgan Stanley Bank, N.A. (hereinafter referred to as “Morgan Stanley”), as a Lender, Wells Fargo Bank, N.A. (hereinafter referred to as “Wells Fargo”), as a Lender, Bank of America, as letter of credit issuer and swing line lender, and the Administrative Agent, as administrative agent (hereinafter referred to as the “Original Credit Agreement”), the Lenders made available to the Borrower an unsecured revolving credit loan facility in the aggregate maximum principal amount of up to Three Hundred Million and 00/100 ($300,000,000.00) Dollars (hereinafter referred to as the “Original Credit Facility”), which Original Credit Facility includes (i) a $25,000,000.00 letter of credit sub-facility for the issuance of standby letters of credit (and not commercial letters of credit) denominated in U.S. dollars or such other currencies as may be agreed upon by the Borrower and Bank of America, as letter of credit issuer, and (ii) a $30,000,000.00 swingline sub-facility, all made available to the Borrower for working capital and other lawful corporate purposes, including, without limitation, (a) refinancing a portion of the Borrower’s then-existing indebtedness and (b) financing such acquisitions as may be permitted pursuant to the terms, conditions, and provisions of the Original Credit Agreement; and
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WHEREAS, Bank of America’s “Commitment” (as such term is defined in the Original Credit Agreement) under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #1 dated as of July 2, 2009, executed by the Borrower, as maker, in favor of Bank America, as payee, in the maximum principal amount of up to $125,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #1”); and
WHEREAS, JPMorgan Chase’s Commitment under the Original Credit Facility is in the maximum principal amount of up to $75,000,000.00, but JPMorgan Chase did not require that a promissory note be executed to evidence said Commitment; and
WHEREAS, Morgan Stanley’s Commitment under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #2 dated as of July 2, 2009, executed by the Borrower, as maker, in favor of Morgan Stanley, as payee, in the maximum principal amount of up to $50,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #2”); and
WHEREAS, Wells Fargo’s Commitment under the Original Credit Facility is in the maximum principal amount of up to $50,000,000.00, but Wells Fargo did not require that a promissory note be executed to evidence said Commitment; and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated as of July 2, 2009 executed by ISO Claims Services, ISO Investment Holdings, AIR Worldwide, ISO Services, Xactware, Verisk, Interthinx, and D2Hawkeye, on a joint and several basis, in favor of the Administrative Agent and the Lenders, said Guarantors guarantied the payment and performance of all of the obligations of the Borrower to the Administrative Agent and the Lenders under the Original Credit Agreement and the other “Loan Documents” (as such term is defined in the Original Credit Agreement) (hereinafter referred to as the “Guaranty #1”); and
WHEREAS, pursuant to certain Joinders described below, additional Commitments were obtained from SunTrust Bank (hereinafter referred to as “SunTrust”), PNC Bank, National Association (hereinafter referred to as “PNC”), Sovereign Bank (hereinafter referred to as “Sovereign”), and RBS Citizens, N.A. (hereinafter referred to as “RBS”), and, as a result of said additional Commitments having been obtained, the aggregate maximum principal amount of the Original Credit Facility has been increased to up to Four Hundred Twenty Million and 00/100 ($420,000,000.00) Dollars (hereinafter the Original Credit Facility, as so increased, shall be referred to as the “Credit Facility”); and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by SunTrust, as an additional Lender, SunTrust Bank agreed to (i) provide a Commitment equal to $25,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which SunTrust became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, SunTrust’s Commitment under the Credit Facility is in the aforesaid maximum principal amount of up to $25,000,000.00, but SunTrust did not require that a promissory note be executed to evidence said Commitment; and
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WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by PNC, as an additional Lender, PNC agreed to (i) provide a Commitment equal to $20,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which PNC became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, PNC’s Commitment under the Credit Facility is evidenced by that certain Revolving Credit Loan Note #3, dated August 21, 2009 executed by the Borrower, as maker, in favor of PNC, as payee, in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #3”); and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by Sovereign, as an additional Lender, Sovereign agreed to (i) provide a Commitment equal to $40,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which Sovereign became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, Sovereign’s Commitment under the Credit Facility is evidenced by that certain Revolving Credit Loan Note #4 dated August 21, 2009 executed by the Borrower, as maker, in favor of Sovereign, as payee, in the maximum principal amount of up to $40,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #4”); and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by RBS, as an additional Lender, RBS agreed to (i) provide a Commitment equal to $35,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which RBS became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, RBS’s Commitment under the Credit Facility is evidenced by that certain Revolving Credit Loan Note #5, dated August 21, 2009 executed by the Borrower, as maker, in favor of RBS, as payee, in the maximum principal amount of up to $35,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #5”, and hereinafter the Revolving Credit Loan Note #1, the Revolving Credit Loan Note #2, the Revolving Credit Loan Note #3, the Revolving Credit Loan Note #4, and the Revolving Credit Loan Note #5 shall be collectively referred to as the “Notes”); and
WHEREAS, pursuant to that certain Letter Agreement dated August 21, 2009 executed by and between the Borrower and the Administrative Agent (hereinafter referred to as the “First Amendment”, and hereinafter the Original Credit Agreement, as amended and modified by the First Amendment, shall be referred to as the “Credit Agreement”), the Borrower and the Administrative Agent agreed to amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the First Amendment; and
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WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated November 4, 2009 executed by Verisk Analytics in favor of the Administrative Agent and the Lenders, Verisk Analytics guarantied the payment and performance of all of the obligations of the Borrower to the Administrative Agent and the Lenders under the Original Credit Agreement and the other “Loan Documents” (as such term is defined in the Original Credit Agreement) (hereinafter referred to as the “Guaranty #2”, and hereinafter the Guaranty #1 and the Guaranty #2 shall be collectively referred to as the “Guaranties”); and
WHEREAS, the parties hereto have agreed to further amend and modify the Credit Agreement and the other Loan Documents pursuant to the terms, conditions, and provisions of this Second Amendment for the purposes more fully set forth and described herein; and
WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.
NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby promise, covenant, and agree as follows:
1. Credit Agreement. The Credit Agreement is hereby amended and modified as follows:
(i) The existing Section 2.14 of the Credit Agreement is hereby deleted in its entirety, and the following new Section 2.14 is hereby inserted in its place and stead:
“2.14 Increase in Facility.
(a) Request for Increase. Provided there exists no Default, upon prior written notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, from time to time, request an increase in the maximum principal amount of the Facility by an amount (for all such requests) not exceeding $80,000,000.00 (i.e., the amount which would increase the principal amount of the Aggregate Commitments to $500,000,000.00); provided that (i) any such request for an increase shall be in a minimum amount of $20,000,000.00, and (ii) the Borrower may make a maximum of three such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).
(b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.
(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a Joinder in form and substance satisfactory to the Administrative Agent and its counsel.
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(d) Effective Date and Allocations. If the Facility is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.
(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.
(f) Conflicting Provisions. This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.”
(ii) The existing reference in Section 7.03 of the Credit Agreement to “two and one half percent (2.5%)” is hereby deleted in its entirety, and a new reference to “five percent (5%)” is hereby inserted in its place and stead.
(iii) The existing Section 7.17 of the Credit Agreement is hereby deleted in its entirety, and the following is hereby inserted in its place and stead:
“Intentionally Deleted.”
2. All Loan Documents. Any and all references in any Loan Document to the Credit Agreement and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement or such other Loan Document, as amended and modified up through and including this Second Amendment.
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3. Further Agreements and Representations. The Borrower and the Guarantors do hereby (i) ratify, confirm and acknowledge that, as amended and modified by this Second Amendment, the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents continue to be valid, binding and in full force and effect; (ii) acknowledge and agree that, as of the date hereof, the Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Administrative Agent or any Lender or the enforcement of any of the terms of the Credit Agreement and/or any of the other Loan Documents; (iii) acknowledge and agree that all representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the Guaranties, and the other Loan Documents are true, accurate and correct as of the date hereof as if made on and as of the date hereof, except to the extent any such representation or warranty is by its terms limited to a certain date or dates in which case it remains true, accurate and correct as of such date or dates and that none of the corporate documents of the Borrower or the Guarantors have been materially amended, modified or supplemented since the date of the execution and delivery of the Credit Agreement; and (iv) represent and warrant that the Borrower and the Guarantors have taken all necessary action required by law and by their respective corporate governing documents to execute and deliver this Second Amendment and that such execution and delivery constitutes the legal and validly binding action of such entities.
4. No Novation. It is the intention of the parties hereto that this Second Amendment shall not constitute a novation.
5. Additional Documents; Further Assurances. The Borrower and the Guarantors hereby covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, contemporaneously herewith, at their sole cost and expense, any other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Administrative Agent or any Lender may reasonably request in connection with the matters or actions described herein. The Borrower and the Guarantors hereby further covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to use reasonable efforts to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, at the sole cost and expense of the Borrower and the Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as the Administrative Agent or any Lender shall reasonably request to evidence or effect the terms of the Credit Agreement, the Guaranties, and/or any of the other Loan Documents. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Administrative Agent and the Lenders.
6. Waiver, Release and Indemnification by the Borrower and the Guarantors. To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower and the Guarantors, and any person or entity claiming by or through any or all of them, each waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (hereinafter collectively referred to as the “Releasees”) from any liability, damage (whether direct or indirect, consequential, special, exemplary, or punitive), claim (including, without limitation, any claim for contribution or indemnity), loss or expense of any kind, in each case whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, that it may have against any Releasee arising from the beginning of time to the date hereof arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further agrees to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Administrative Agent or any Lender on account of any claims of third parties arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
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7. Status of Parties. The relationship between the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of administrative agent and lenders, on the one hand, and borrower, on the other hand. Neither the Administrative Agent nor the Lenders have any fiduciary or other special relationship with or duty to the Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, or in any way make the Administrative Agent or any Lender a co-principal with the Borrower. In no event shall the Administrative Agent’s or any Lender’s rights and interests under the Loan Documents be construed to give the Administrative Agent or any Lender the right to control, or be deemed to indicate that the Administrative Agent or any Lender is in control of, the business, properties, management or operations of the Borrower.
8. Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Administrative Agent’s and the Lenders’ reasonable expenses in connection with this Second Amendment, including, without limitation, reasonable fees and disbursements of the Administrative Agent’s and the Lenders’ legal counsel.
9. No Waiver. Nothing contained herein constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Loan Documents, as amended and modified hereby, and nothing contained herein constitutes a waiver or release by the Administrative Agent or any Lender of any rights or remedies available to the Administrative Agent or any Lender under the Loan Documents, as amended and modified hereby, at law or in equity.
10. Inconsistencies. To the extent of any inconsistency between the terms, conditions, and provisions of this Second Amendment and the terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents, the terms, conditions, and provisions of this Second Amendment shall govern and control. All terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Guarantors.
11. Binding Effect; Governing Law. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.
12. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Second Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Second Amendment.
13. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.
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IN WITNESS WHEREOF, the Administrative Agent, the Lenders, the Borrower, and the Guarantors have duly executed and delivered this Second Amendment, all as of the day and year first written above.

BORROWER:

ATTEST:		INSURANCE SERVICES OFFICE, INC., as the Borrower

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:

ATTEST:		ISO CLAIMS SERVICES, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President

ATTEST:		ISO INVESTMENT HOLDINGS, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: President

ATTEST:		AIR WORLDWIDE CORPORATION, a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President
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ATTEST:		ISO SERVICES, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President

ATTEST:		XACTWARE SOLUTIONS, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President

ATTEST:		VERISK HEALTH, INC., a Massachusetts corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title:

ATTEST:		INTERTHINX, INC., a California corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President

ATTEST:		D2HAWKEYE, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President

ATTEST:		VERISK ANALYTICS, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Kenneth E. Thompson		Name: Mark V. Anquillare
Title: Vice President
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ADMINISTRATIVE AGENT: BANK OF AMERICA, NATIONAL ASSOCIATION
By:	/s/
William T. Franey
Senior Vice President

LENDERS: BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender, L/C Issuer, and Swing Line Lender
By:	/s/
William T. Franey
Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/
Name:
Title:

MORGAN STANLEY BANK, N.A.
By:	/s/
Name:
Title:

WELLS FARGO BANK, N.A.
By:	/s/
Name:
Title:
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SUNTRUST BANK
By:	/s/
Name:
Title:

PNC BANK, N.A.
By:	/s/
Name:
Title:

SOVEREIGN BANK
By:	/s/
Name:
Title:

RBS CITIZENS, N.A.
By:	/s/
Name:
Title:

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